SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 6, 2011
                Date of Report (Date of Earliest Event Reported)


                           AMWEST IMAGING INCORPORATED
             (Exact name of registrant as specified in its charter)

           Nevada                     001-35014                   27-2336038
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

                           815 John Street, Suite 210K
                              Evansville, IN 47713
                    (Address of principal executive offices)

                                 (812) 250-4210
              (Registrant's telephone number, including area code)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

     References throughout this Amended Current Report on Form 8-K to "we," "our," "us," "the Company," "the Registrant," "Amwest," and similar terms refer to Amwest Imaging Incorporated., unless otherwise expressly stated or the context otherwise requires. This Current Report contains summaries of the material terms of the agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to those agreements.

     On September 7, 2011, we filed a Current Report on Form 8-K to report that we completed the transactions contemplated by a Share Exchange Agreement of September 6, 2011, by and amount Amwest and the shareholders of Instant Website Technology, Inc. We acquired all of the issued and outstanding shares of Instant Website Technology, Inc., in exchange for the issuance in the aggregate of 6,060,000 shares of our common stock. As a result of the Share Exchange Agreement, Instant Website Technology, Inc., became a wholly-owned subsidiary of Amwest.

     On October 13, 2011, we filed a Quarterly Report for the quarter ended August 31, 2011 and on November 4, 2011 we filed an Amendment to the Quarterly Report for that quarter then ended which contained our financial statements which included Instant Website Technology, Inc. The Amendment to the Quarterly Report was solely to furnish Exhibit 101 to the Form 10-Q. Exhibit 101 provides the financial statements and related notes from the Form 10-Q formatted in XBRL (Extensible Business Reporting Language). No other changes had been made to the Form 10-Q. The Amendment No. 1 to the Form 10-Q continued to speak as of the original filing date of the Form 10-Q, and did not reflect events that may have occurred subsequent to the original filing date, and did not modify or update in any way disclosures made in the original Form 10-Q.

     On November 30, 2011, we filed an Amended Current Report on Form 8-K/A to amend the Current Report of November 7, 2011 regarding the completion of the transactions contemplated by a Share Exchange Agreement of September 6, 2011 and including specific disclosures generally applicable to reverse mergers and shell companies. Item 5.01 of Form 8-K requires a company to provide specified information (including financial information which was contained in our Form 10-Q for the quarter ended August 31, 2011) at the time of the initial Current Report. We did not file all required information at the time of our initial Current Report or as a part of that Amended Current Report.

STATUS AS A SHELL COMPANY

     At the time of closing the Share Exchange Agreement, we were in the development stage and had nominal operations and limited assets, which makes us a "shell company" as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended ("Exchange Act"). We were not a "blank check company" as defined by Rule 419 of the Securities Act of 1933, as amended ("Securities Act").

AMENDMENT TO THE FORM 8-K

     This Amendment to the Current Report on Form 8-K filed on September 7, 2011 is to provide disclosures that are required when an issuer, like us, (i) reports a reverse merger and similar transactions and ceases to be a shell company and

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(ii) to address comments from the staff of the Securities and Exchange
Commission.

     This Amendment to the Current Report on Form 8-K filed on September 7, 2011 speaks as of the filing date of said Current Report and does not reflect events that may have occurred subsequent to the filing of that report, unless specifically referring to a later date.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Amended Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are "forward-looking statements," including, but not limited to, any perceived benefits as the result of the Share Exchange Agreements referenced herein, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

     This Amended Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as "believe," "plan," "intend," "anticipate," "target," "estimate," "expect," and the like, and/or future-tense or conditional constructions ("will," "may," "could," "should," etc.). Items contemplating or making assumptions about actual or potential future sales, subscriptions, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

     Although forward-looking statements in this Amended Current Report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. You are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. You are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 6, 2011, Amwest Imaging Incorporated completed the transactions contemplated by the Share Exchange Agreement of September 6, 2011, by and amount Amwest Imaging and the shareholders of Instant Website Technology, Inc. Accordingly, Amwest acquired all of the issued and outstanding shares of Instant Website Technology, Inc., in exchange for the issuance in the

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aggregate of 6,060,000 shares of our common stock. As a result of the Share
Exchange Agreement, Instant Website Technology, Inc. became our wholly-owned subsidiary.

     Instant Website Technology, Inc.'s primary business is providing relationship building tools and processes that help any business cultivate profitable relationships with customers, all through web-based solutions.

     These web based solutions were created by us specifically for businesses in need of a website and related online marketing tools. The primary component of this web based solution, an on-demand fold out turn-key website for immediate use.

     The websites designed are highly advanced, niche creations that exceed the needs of small businesses in the target market. All of the websites developed are custom made from the design to the coding used.

     Amwest derives our revenues by charging a basic monthly fee of $49.99 for anyone wanting to build, develop and maintain a website. Following the website creation, design, and listing online, the client can utilize additional online tools to develop a marketing plan for its customer base implementing SMS technology ("texting") and email marketing to address today's social networking environment.

     It is our goal to provide a high end turnkey solution to any businesses web presence that both increases the quality of the website as well as vastly reduce the cost by eliminating the need for a dedicated web designer.

     The client can properly train their staff to maintain and grow the website as needed. Ultimately what we are doing is providing a high quality solution that will eliminate unknown costs to the small business and empower them to maintain an online web presence.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On September 6, 2011, Amwest Imaging Incorporated acquired all of the issued and outstanding shares of Instant Website Technology, Inc., thereby making Instant Website Technology, Inc. a wholly-owned subsidiary of Amwest Imaging Incorporated.

     The information required by Item 2.01(f), not otherwise contain herein, is disclosed in Item 8.01 below.

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                        FINANCIAL PERFORMANCE HIGHLIGHTS

     The following summarizes certain key financial information from inception to the period ended June 30, 2011:

OVERVIEW

Instant Website Technology, Inc. ("ITWI" or the "Company") was incorporated in the State of Nevada on January 14, 2010 and commenced business on July 26, 2010. ITWI's primary business is providing relationship building tools and processes that help any business cultivate profitable relationships with customers, all through web based solutions. ITWI provides internet marketing through turnkey solutions, primarily through its website: MyRestaurantWeb.com. MyRestaurantWeb.com strives to provide powerful web presence technology to businesses that rely on customer communication and interactivity with their web properties.

FINANCIAL PERFORMANCE HIGHLIGHTS

The following summarizes certain key financial information for the inception period ended June 30, 2011:

* REVENUES: Our revenues were $489,140 for the inception period ended June 30, 2011.

     Our primary source of revenue was derived from our offering of website marketing, on a monthly subscription basis. The Company derives its revenue by charging a basic monthly fee of $49.99 for anyone wanting to build, develop and maintain a website. Following the website creation, design, and listing online, the client can utilize additional online tools to develop a marketing plan for its customer base implementing SMS technology ("texting") and email marketing which is a must-have in today's social networking environment. We charge our customers on a monthly service program. Our program is designed to help our customers marketing efforts through website technology developed. We do not pre-bill our customers on annual or other basis, instead we bill on monthly basis, through credit card or direct payments, for the purpose of limiting our liabilities. We have considered annual payment programs to help cash flows; however that policy has not been instituted. We derived $35,940 from these recurring customers.

     During the year we sold our program platform to two unrelated industries, in the aggregate of $453,200. These sales were to unrelated parties in unrelated industries. These sales had no modification requirement or post service contract requirements. These amounts were collected, as the sale was final. We do not anticipate that this will be a recurring source of revenue, but may consider similar offers as they are presented.

* OPERATING EXPENSES: We have no information for the purpose of comparison. Our general and administrative expenses were incurred for our initial infrastructure and organization, consisting primarily of compensation and benefits to our general management, finance and administrative staff, professional advisor fees and other expenses incurred in connection with general operations. The general and administrative expenses were $122,339 for the inception period ended June 30, 2011. We incurred costs for our product development in the amount of $288,984. These costs were incurred in the betterment of our turn-key process, after the initial software development and after the marketing our product, therefore expensing the costs incurred. We do anticipate that there will be ongoing development, as

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     we add additional offerings and as technology advances. Professional expenses, in the amount of $70,771 were related to management consultant and legal, related to our sales contracts and public efforts, including costs involved with the reverse merger.

*    NET LOSS: Net loss was $ 165,890 for the inception period ended June 30,
     2011.

LIQUIDITY AND CAPITAL RESOURCES

As reflected in the accompanying financial statements, the Company has incurred a loss, resulting in an accumulated deficit of $165,890 for the initial period ended June 30, 2011. The Company has had a net cash used in operating activities of $18,183. The Company has working capital of $9,839. The Company believes that the current increasing revenues, the potential for additional sales of platform, the reduction in future development costs, and temporary financial support from the majority shareholder are positive factors that remove substantial doubt about the ability of the Company to continue as a going concern. Management emphasizes that although it is currently implementing its business plan, the Company is seeking additional sources of equity or debt financing and there is no assurance these activities will be successful.

As of June 30, 2011, we had $19,885 cash and cash equivalents. We believe that the cash available will be sufficient for only one month and is relying on recurring revenues and financial support to maintain operations. The following table provides detailed information about our net cash flow for all financial statement periods presented in this report. To date, we have financed our operations primarily through cash flows from operations and short-term borrowings from related party.

CASH FLOW

                                                                   For Inception
                                                                   Period Ended
                                                                     June 30,
                                                                       2011
                                                                     --------
Net cash used in operating activities                                $(18,183)
Net cash used in investing activities                                  (1,932)
Net cash provided by financing activities                             (40,000)
Net increase (decrease) in cash and cash equivalents                   19,885
Cash and cash equivalents at beginning of the year                         --
Cash and cash equivalents at end of the year                           19,885

OPERATING ACTIVITIES

Net cash provided by operating activities was $19,885 for the inception period ended June 30, 2011. The net cash provided by operating activities is primarily generated from the net income earned during the period. During the year we benefited from advances from our majority shareholder in the amount of $10,046. As this amount occurred in the payment of expenses on behalf of the Company, the amount is considered as an operating activity for cash flow purposes. This amount is non-interest bearing and has no repayment terms.

FINANCING ACTIVITIES

Net cash provided by financing activities was $40,000 for the inception period ended June 30, 2011. The net cash provided by financing activities is primarily due to cash received from the sale of our common stock to unrelated parties.

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OBLIGATIONS UNDER MATERIAL CONTRACTS

We have no obligations to pay cash or deliver cash to any other party.

INFLATION

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future. However, our management will closely monitor price changes in our industry and continually maintain effective cost controls in operations.

OFF BALANCE SHEET ARRANGEMENTS

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial conditions and results of operations and require management's difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

*    ACCOUNTS RECEIVABLE, CREDIT

     The Company currently supplies their web solutions on a monthly basis, billing on the month of services and collection on customer accounts through credit cards or direct payments. The Company does not issue credit on services provided, therefore there are no accounts receivable. No allowance for doubtful accounts is considered necessary to be established for amounts that may not be recoverable, since there has been no credit issued.

*    SOFTWARE DEVELOPMENT COSTS AND CAPITAL TECHNOLOGY

     The Company accounts for software development costs in accordance with several accounting pronouncements, including FASB ASC 730, Research and Development, FASB ASC 350-40, Internal-Use Software, FASB 985-20, Costs of Computer Software to be Sold, Leased, or Marketed and FASB ASC 350-50, Website Development Costs. The Company has capitalized the cost of the technology license purchased from an unrelated third party. At the time of purchase the technology was available to be marketed. As such additional costs to customize, modify and betterment to the existing product was charged to expense as it was incurred

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     Capitalized software costs are stated at cost. The estimated useful life of costs capitalized is evaluated for each specific project and is currently being amortized over five years. Amortization is computed on a straight line basis. The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the amortization period or the unamortized balance is warranted. Based upon its most recent analysis, the Company believes that no impairment of the proprietary software existed at June 30, 2011.

*    REVENUE RECOGNITION

     The Company recognizes revenue on arrangements in accordance with FASB ASC No. 605, Revenue Recognition. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability is reasonably assured.

     Consideration for future services are made by customers in advance of those services being provided. All accounts are currently on a month to month service, therefore revenue is recognized ratably over the period that the services are subscribed, the current month. The Company does not offer annual or other term agreements; therefore there is no unearned portion or deferral of revenue. Services are billed in advance of the period those services are provided.

     The Company has not issued guarantees or other warrantees on the advertising subscription success or results. The Company has not experienced any refund requests or committed to any adjustments for terminated subscriptions. The Company does not believe that there is any required liability.

     The Company has sold their bundled platform to two customers during the period ended June 30, 2011. These sales were without recourse. There were no provisions for licensing terms, modifications, training or other post service contract arrangements. Since sale was final, revenue was recognized on delivery.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     Effective as of September 6, 2011, pursuant to the terms of the Share Exchange Agreement described in Items 1.01, 2.01 and 5.01, we issued 6,060,000 shares of our common stock to the sole shareholder of Instant Website Technology, Inc., in exchange for all of the issued and outstanding capital stock of Instant Website Technology, Inc.

     The shares of common stock issued under the Share Exchange Agreement were not registered under the Securities Act, and bear restrictive legends that reflect this status. The securities were issued in a private placement in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. We did not engage in any general solicitation or advertisement for the issuance of these securities.

     In connection with this issuance, Jason Gerteisen represented that the securities that he was acquiring cannot be resold except pursuant to a effective registration under the Securities Act or in reliance on an exemption from the registration requirements of the Securities Act, and that the certificates representing such securities bear a restrictive legend to that effect and he intends to acquire the securities for investment only and not with a view to the resale thereof.

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ITEM 4.01 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
          FINANCIAL DISCLOSURE.

     We have had no disagreements with our accountants on accounting and financial disclosures.

     On June 6, 2011, we dismissed Seale and Beers, CPAs, our independent registered public accounting firm. On the same date, June 6, 2011, the accounting firm of Peter Messineo, CPA was engaged as our new independent registered public accounting firm. None of the reports of Seale and Bees, CPAs on our financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form S-1 from inception period April 7, 2010 to audit dated April 30, 2010 a going concern qualification in our audited financial statements.

     During our two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPA's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     We filed a Current Report on Form 8-K to reflect the change in auditors.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

     On August 29, 2011, as part of the transaction contemplated by the Share Exchange Agreement, we received the resignation of Patrick Moore as the Company's President, Secretary, and Treasurer. Concurrently on August 29, 2011, our Board of Directors elected Mr. Jason Gerteisen to fill a vacancy on the Board of Directors and he was also appointed President, Secretary and Treasurer. Thereafter, Patrick Moore resigned leaving Jason Gerteisen as the sole director of Amwest.

     We know of no arrangements which may result in a change in control of Amwest. No officer, director, promoter, or affiliate of Amwest has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by us through security holdings, contracts, options, or otherwise.

     The information required by Item 5.01(a)(8), not otherwise contained herein, is disclosed in Item 8.01 below.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN
          OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

GENERALLY

     On August 29, 2011, as part of the transaction contemplated by the Share Exchange Agreement, we received the resignation of Patrick Moore as the Company's President, Secretary, and Treasurer. Concurrently on August 29, 2011, our Board of Directors elected Mr. Jason Gerteisen to fill a vacancy on the Board of Directors and he was also appointed President, Secretary and Treasurer. Thereafter, Patrick Moore resigned leaving Jason Gerteisen as the sole director of Amwest.

     Our sole officer and director may be deemed a parent and promoter of Amwest as those terms are defined by the Securities Act.

     Our by-laws provide that all directors hold office until the next annual stockholders' meeting or until their death, resignation, retirement, removal, disqualification, or until their successors have been elected and qualified. Our officers serve at the will of the Board of Directors.

     There are no agreements or understandings for any officer or director of the Company to resign at the request of another person and none of the officers or directors is acting on behalf of or will act at the direction of any other person.

BACKGROUND INFORMATION

     The following is information about our sole officer and director:

     Jason Gerteisen      Age 28     President and Secretary, Director

     Mr. Gerteisen, of Evansville, Indiana, is a successful leader in sales and management, with a focus on technology and web-based businesses.

     As the Campaign Manager for Jim Tomes for Senate in Indiana, he designed and ran campaign that resulted in a huge win for the republican candidate of a seat that had been held by democrats for over 15 years. While studying Global Business Management at the University of Phoenix, he managed many quality and successful projects as a Project Manager of companies in the construction industry.

     Jason Gerteisen continued to develop his skills in web design and internet marketing. Utilizing these skills, he helped to create and market several successful websites.

     As the former CEO of his own tech support company, Jason Gerteisen has guided the way for others in his industry utilizing social marketing tools, web design, and internet marketing to help create a global network of clients and business builders.

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COMPENSATION

     Jason Gerteisen, our sole director and executive officer currently receives no compensation for his services as a director. Jason Gerteisen is paid a monthly salary as our executive officer of $2,500. As of August 29, 2011, we agreed to pay to Jason Gerteisen, 1,000,000 shares of common stock. These shares of stock were issued pursuant to Rule 144 and Jason Gerteisen will not able to sell the shares until (1) we have ceased to be a "shell company; (2) we are subject to Section 13 or 15(d) of the Exchange Act and have filed all of our required periodic reports for at least the previous one year period prior to any sale pursuant to Rule 144; and (3) a period of at least twelve months has elapsed from the date "Form 10 information" has been filed with the Commission reflecting the company's status as a non-"shell company." He will be required to comply with all of the requirements of Rule 144, if applicable, and he will be subject to the Securities Act and the rules and regulations promulgated thereunder.

     We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our directors, officers and/or employees.

ITEM 8.01 OTHER EVENTS

     We are providing below the additional information to that reported above that would have been be included in a Form 10 as if were to file a Form 10. Please note that the information provided below relates to the current operations acquired thorough the closing of the Share Exchange Agreement referred to in Item 1.01 and Item 2.01 above.

                           DISCRIPTION OF OUR BUSINESS

     As a result of the closing of the Share Exchange Agreement referred to in
Item 1.01 and Item 2.01, we are in the process of establishing ourselves as a web site design, e-commerce and mobile platform development and maintenance company.

     We intend to promote our business utilizing personal contacts by us and by various search engines and to purchase high result web placements by using our analytics to develop competitive bids to maximize referrals to the company (pay for click business model). Once the referral is directed to our company, the referral will see that our web site design, e-commerece and mobile platform development is competitively priced. We currently own various templates and programs developed by Jason Gerteisen that we believe will give us a competitive edge for the business owner looking for an Internet - web presence.

     The information set forth herein is only a summary of our business plans.

                                  RISK FACTORS

     Prior to investing in our shares, a prospective investor should consider carefully the following risks and highly speculative factors that may affect our business. Any prospective investors should carefully consider, among other factors, the following:

1. THE SUCCESS OF OUR BUSINESS DEPENDS ON CONTINUED GROWTH OF THE INTERNET AS A BUSINESS TOOL FOR SMALL AND MEDIUM-SIZED BUSINESSES.

     Expansion in the sales of our web services and products will depend on the continued acceptance of the Internet as a communications and commerce platform for small and medium-sized businesses. The use of the Internet as a business tool could be adversely affected by delays in the development or adoption of new standards and protocols to handle increased demands of Internet activity, security, reliability, cost, ease-of-use, accessibility, and quality of service. The performance of the Internet and its acceptance as a business tool have been harmed in the past by viruses, worms, and similar malicious programs, and the Internet has experienced a variety of outages and other delays as a result of damage to portions of its infrastructure. If for any reason the Internet does not remain a widespread communications medium and commercial platform or businesses do not continue to become Internet enabled and maintain an online presence, the demand for our services and products would be significantly reduced, thereby significantly affecting our sales and the success of our business.

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2. IF ECONOMIC OR OTHER FACTORS NEGATIVELY AFFECT THE SMALL AND MEDIUM-SIZED
BUSINESS SECTORS, OUR CUSTOMERS MAY BECOME UNWILLING OR UNABLE TO PURCHASE OUR WEB SERVICES AND PRODUCTS, WHICH MAY CAUSE OUR REVENUE TO DECLINE AND IMPAIR OUR ABILITY TO OPERATE PROFITABLY.

     Our existing and target customers are small and medium-sized businesses. These businesses are more likely to be significantly affected by economic downturns than larger, more established businesses. Additionally, these customers often have limited discretionary funds, which they may choose to spend on items other than our Web services and products. If small and medium-sized businesses experience economic hardship, they may be unwilling or unable to expend resources to develop their Internet presences, which would negatively affect the overall demand for our services and products and could cause our revenue to decline.

3. OUR OPERATING RESULTS ARE DIFFICULT TO PREDICT AND FLUCTUATIONS IN OUR PERFORMANCE MAY RESULT IN VOLATILITY IN THE MARKET PRICE OF OUR COMMON STOCK.

     Due to our limited operating history, our evolving business model, and the unpredictability of our emerging industry, our operating results are difficult to predict. We expect to experience fluctuations in our operating and financial results due to a number of factors, such as:

     our ability to retain and increase sales to existing customers, attract new customers, and satisfy our customers' requirements;

     the renewal rates for our services;

     changes in our pricing policies;

     the introduction of new services and products by us or our competitors;

     our ability to hire, train and retain members of our sales force;

     the rate of expansion and effectiveness of our sales force;

     technical difficulties or interruptions in our services;

     general economic conditions;

     additional investment in our services or operations; and

     our success in maintaining and adding strategic marketing relationships.

4. WE FACE INTENSE AND GROWING COMPETITION. IF WE ARE UNABLE TO COMPETE SUCCESSFULLY, OUR BUSINESS WILL BE SERIOUSLY HARMED.

     The market for our web services and products is competitive and has relatively low barriers to entry. Our competitors vary in size and in the variety of services they offer. We encounter competition from a wide variety of company types, including:

     web site design and development service and software companies;

     Internet service providers and application service providers;

     Internet search engine providers;

     Local business directory providers; and

     web site domain name providers and hosting companies.

     In addition, due to relatively low barriers to entry in our industry, we expect the intensity of competition to increase in the future from other established and emerging companies. Increased competition may result in price reductions, reduced gross margins, and loss of market share, any one of which could seriously harm our business. We also expect that competition will increase as a result of industry consolidations and formations of alliances among industry participants.

     Moreover, many of our current competitors have longer operating histories, significantly greater financial, technical, marketing and other resources, and greater brand recognition and, we believe, a larger installed base of customers. These competitors may be able to adapt more quickly to new or emerging technologies and changes in customer requirements. They may be able to devote greater resources to the promotion and sale of their services and products than we can. If we fail to compete successfully against current or future competitors, our revenue could increase less than anticipated, or even decline, and our business could be significantly harmed.

5. OUR FAILURE TO ESTABLISH BRAND AWARENESS TO EITHER AMWEST OR INSTANT WEBSITE TECHNOLOGY, INC., WITHIN A SHORT PERIOD OF TIME COULD COMPROMISE OUR ABILITY TO COMPETE AND TO GROW OUR BUSINESS.

     As a result of the anticipated increase in competition in our market, and the likelihood that some of this competition will come from companies with established brands, we believe brand name recognition and reputation will become increasingly important. Our planned strategy which includes relying significantly on third-party strategic marketing relationships to find new customers may impede our ability to build brand awareness, as our customers may mistakenly believe our web services and products will be those of the parties with which we have strategic marketing relationships. If we do not continue to build brand awareness, we could be placed at a competitive disadvantage to companies whose brands are more recognizable than ours.

6. IF WE CANNOT ADAPT TO TECHNOLOGICAL ADVANCES OUR SERVICES AND PRODUCTS MAY BECOME OBSOLETE AND OUR ABILITY TO COMPETE WOULD BE IMPAIRED.

     Changes in our industry occur very rapidly, including changes in the way the Internet operates or is used by small and medium-sized businesses and their customers. As a result, our web services and products could become obsolete within a short time period. The introduction of competing products employing new technologies and the evolution of new industry standards could render our existing products or services obsolete and unmarketable. To be successful, our web services and products must keep pace with technological developments and evolving industry standards, address the ever-changing and increasingly sophisticated needs of our customers, and achieve market acceptance. If we are unable to develop new web services or products, or enhancements to our web services or products, on a timely and cost-effective basis, or if new web services or products or enhancements do not achieve market acceptance, our business would be seriously harmed.

7. PROVIDING WEB SERVICES AND PRODUCTS TO SMALL AND MEDIUM-SIZED BUSINESSES DESIGNED TO ALLOW THEM TO INTERNET-ENABLE THEIR BUSINESSES IS A NEW AND EMERGING MARKET; IF THIS MARKET FAILS TO DEVELOP, WE WILL NOT BE ABLE TO GROW OUR BUSINESS.

     Our success depends on a significant number of small and medium-sized business outsourcing web site design, hosting, and management as well as adopting other online business solutions. The market for our web services and products is relatively new and untested. Custom web site development has been the predominant method of Internet enablement, and small and medium-sized businesses may be slow to adopt our template-based web services and products. Further, if small or medium-sized businesses determine that having an Internet presence is not giving their businesses an advantage, they would be less likely to purchase our web services and products. If the market for our web services and products fails to grow or grows more slowly than we currently anticipate, or if our web services and products fail to achieve widespread customer acceptance, our business would be seriously harmed.

8. WE MAY NEED ADDITIONAL FINANCING TO SUPPORT OUR BUSINESS GROWTH, IF WE DO NOT OBTAIN THIS FINANCING, OUR GROWTH MAY BE impaired.

     We intend to continue to make investments to support our business growth and may require additional funds to respond to business challenges, including the need to develop new services and products or enhance our existing web services, enhance our operating infrastructure and acquire complementary businesses and technologies.

     In order to expand our business operations, we anticipate that we may have to raise additional funding. If we are not able to raise the capital necessary to fund our business expansion objectives, we may have to delay the implementation of our business plan. We do not currently have any arrangements for other financing.

9. IF WE ARE UNABLE TO OBTAIN KEY PERSONAL OR RETAIN JASON GERTEISEN, THIS MAY COMPROMISE OUR ABILITY TO SUCCESSFULLY MANAGE OUR BUSINESS AND PURSUE OUR GROWTH STRATEGY.

     We depend on the services of our sole director and officer, Jason Gerteisen, for the future success of our business. The loss of his services could have an adverse effect on our business, financial condition and results of operations. We do not carry any key personnel life insurance policies on Jason Gerteisen and we do not have a contract for his services.

10. OUR SOLE OFFICER AND DIRECTOR OWNS CONTROLLING INTEREST IN OUR OUTSTANDING SHARES OF STOCK AND THEREFORE HAS CONTROL OVER ALL OF OUR CORPORATE DECISIONS. HE MAY MAKE BUSINESS DECISIONS THAT ARE DISADVANTAGEOUS TO OUR MINORITY SHAREHOLDERS.

     Jason Gerteisen has a controlling interest in our shares of common stock. Accordingly, he will have significant influence in determining the outcome of all corporate transactions or other matters, including the election of directors, mergers, consolidations and the sale of all or substantially all of our assets, as well as the power to prevent or cause a change in control. The interests of Jason Gerteisen may differ from the interests of the other investors and may result in corporate decisions that are disadvantageous to other shareholders.

11. GOVERNMENT REGULATION INVOLVING THE TRANSMISSION OF INFORMATION OVER THE INTERNET IS EVOLVING AND WE MAY FACE LIABILITY IN CONNECTION WITH THE INFORMATION THAT WE USE OR TRANSMIT USING OUR SERVICES AND PRODUCTS.

     The legal framework that applies to the Internet is continually evolving. Laws relating to the Internet have been, and likely will continue to be, enacted that address issues of privacy, security, pricing, taxation, quality and substance of services and products, and other issues. Because our web services and products allow customers to transmit information over the Internet on their own web sites, and because we develop many of these web sites, we may be found to be liable for any improper information that our customers transmit. We may face liability for defamation, negligence, copyright, patent or trademark infringement, and other claims based on the nature and content of the materials being transmitted by our web services. Although we retain discretion to cancel the web services being provided to customers if we learn such content is being transmitted, there can be no guarantee that our customers will refrain from such transmission or that we will not be deemed responsible for the content being transmitted or hosted using our web services or products. Government regulations also could affect the cost of communicating on the Internet and could negatively affect the demand for our web services and products, and our business could thereby be harmed.

12. WE WERE A "SHELL COMPANY" AND WE WERE REQUIRED TO PROVIDE CERTAIN INFORMATION TO THE PUBLIC PURSUANT TO THE EXCHANGE ACT. WE ARE RESPONSIBLE FOR THE ADEQUACY AND ACCURACY OF ALL OF OUR DISCLOSURES. THE FILING OF THIS AMENDMENT TO THE CURRENT REPORT DOES NOT FORECLOSE THE SECURITIES AND EXCHANGE COMMISSION FROM TAKING ANY ACTION WITH RESPECT TO OUR FILINGS.

     The Securities and Exchange Commission adopted Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act which defines a shell company as a registrant that has no or nominal operations, and either (a) no or nominal assets; (b) assets consisting solely of cash and cash equivalents; or (c) assets consisting of any amount of cash and cash equivalents and nominal other assets. At the time that we acquired Instant Website Technology, Inc., we were a shell company. The rules prohibit shell companies from using a Form S-8 to register securities pursuant to employee compensation plans. However, the rules do not prevent us from registering securities pursuant to registration statements. Additionally, the rule regarding Form 8-K requires shell companies to provide more detailed disclosure upon completion of a transaction that causes it to cease being a shell company. We must file a Current Report on Form 8-K containing the information required pursuant to Regulation S-K and in a registration statement on Form 10, within four business days following completion of certain transactions. We are no longer a shell and we did not timely file the Current Report. This Amendment to the Current Report on Form 8-K filed on September 7, 2011 is intended to supply the required information. We have been advised that the Division of Enforcement has access to all information we have provided to the staff of the Division of Corporation Finance in connection with our filings with the Securities and Exchange Commission.

     The Securities and Exchange Commission adopted a new Rule 144 effective February 15, 2008, which makes resales of restricted securities by shareholders of a shell company more difficult. See discussion in Risk Factors titled Shareholders who hold unregistered shares of our common stock are subject to resale restrictions pursuant to Rule 144, due to our status as a "shell company."

14. SHAREHOLDERS WHO HOLD UNREGISTERED SHARES OF OUR COMMON STOCK ARE SUBJECT TO RESALE RESTRICTIONS PURSUANT TO RULE 144, DUE TO OUR PRIOR STATUS AS A "SHELL COMPANY."

     Pursuant to Rule 144 of the Securities Act, we were a "shell company." As such, sales of our unregistered securities pursuant to Rule 144 are not able to be made until (1) we have ceased to be a "shell company; (2) we are subject to
Section 13 or 15(d) of the Exchange Act and have filed all of our required periodic reports for at least the previous one year period prior to any sale pursuant to Rule 144; and a period of at least twelve months has elapsed from the date "Form 10 information" has been filed with the Commission reflecting the company's status as a non-"shell company." Because none of our non-registered securities can be sold pursuant to Rule 144, until at least one year after we cease to be a "shell company," any non-registered securities we sell in the future or issue to consultants or employees, in consideration for services rendered or for any other purpose will have no liquidity until and unless such securities are registered with the SEC and/or until a year after we cease to be a "shell company" and have complied with the other requirements of Rule 144, as described above. As a result, it may be harder for us to fund our operations and pay our consultants with our securities instead of cash. Furthermore, it will be harder for us to raise funding through the sale of debt or equity securities unless we agree to register such securities with the Securities and Exchange Commission, which could cause us to expend additional resources in the future.

15. AMWEST'S AUDITOR HAS EXPRESSED DOUBTS AS TO OUR ABILITY TO CONTINUE AS A GOING CONCERN.

     In the opinion of our auditor as reflected in our last audited financial statements, since we have not generated revenue from operations, it raises substantial doubt about Amwest's ability to continue as a going concern. There is no assurance that our auditor will not continue to express doubts on our ability to continue as a going concern even after the closing of our acquisition of Instant Website Technology, Inc.

16. JASON GERTEISEN HAS NO EXPERIENCE RELATED TO PUBLIC COMPANY MANAGEMENT. AS A RESULT, WE MAY BE UNABLE TO MANAGE OUR PUBLIC REPORTING REQUIREMENTS.

     Our operations depend entirely on the efforts of our sole officer and director. While he has expertise with which we will rely upon to grow and manage our business operations, he has no experience related to public company management or as a principal accounting officer. Because of this, we may be unable to develop and manage our public reporting requirements. There is no assurance that we will overcome these obstacles.

17. YOU WILL NOT RECEIVE DIVIDEND INCOME FROM AN INVESTMENT IN THE SHARES AND AS A RESULT, THE PURCHASE OF THE SHARES SHOULD ONLY BE MADE BY AN INVESTOR WHO DOES NOT EXPECT A DIVIDEND RETURN ON THE INVESTMENT.

     We have never declared or paid a cash dividend on our shares nor will we in the foreseeable future. We currently intend to retain future earnings, if any, to finance the operation and expansion of our business. Accordingly, investors who anticipate the need for immediate income from their investments by way of cash dividends should refrain from purchasing any of our securities. As we do not intend to declare dividends in the future, you may never see a return on your investment and you indeed may lose your entire investment.

18. OUR SHARES OF COMMON STOCK ARE DEEMED TO BE "PENNY STOCKS" WITH A POTENTIAL LIMITED TRADING MARKET.

     Our shares of common stock will, in all likelihood, be subject to the "penny stock rules" adopted pursuant to Section 15(g) of the Exchange Act. The penny stock rules apply to non-NASDAQ companies whose common stock trades at less than $5.00 per share or companies which have tangible net worth of less than $5,000,000 ($2,000,000 if the company has been operating for three or more years). Such rules require, among other things, that brokers who trade "penny stock" to persons other than" established customers" complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote and other information under certain circumstances. Many brokers have decided not to trade "penny stock" because of the requirements of the penny stock rules and, as result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that we remain subject to the "penny stock rules" for any significant period, there may develop an adverse impact on the market, if any, for our securities. Because our securities are subject to the "penny stock rules," investors will find it more difficult to dispose of our securities. Further, for companies whose securities are traded in the "Pink Sheets" and/or in the Over-the-Counter Bulletin Board System, it is more difficult: (i) to obtain accurate quotations, (ii) to obtain coverage for significant news events because major wire services, such as the Dow Jones News Service, generally do not publish press releases about such companies, and (iii) to obtain needed capital.

19. FUTURE SALES OF RESTRICTED SHARES COULD DECREASE THE PRICE A WILLING BUYER WOULD PAY FOR SHARES OF OUR COMMON STOCK, COULD CAUSE OUR PRICE TO DECLINE AND COULD IMPAIR OUR ABILITY TO RAISE CAPITAL.

     Future sales of common stock by Jason Gerteisen or other unregistered shares of stock under exemptions from registration or through a subsequent registered offering could materially adversely affect the market price of our common stock and could materially impair our future ability to raise capital through an offering of equity securities. We are unable to predict the effect, if any, that market sales of these shares, or the availability of these shares for future sale, will have on the prevailing market price of our common stock at any given time.

20. WE WILL INCUR PROFESSIONAL FEES IN CONNECTION WITH BEING A REPORTING COMPANY UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     Amwest is subject to the reporting requirements of the Exchange Act and as such, we are required to file Form 10-Ks, Form 10-Qs and Form 8-Ks and other reports with the SEC. We will incur professional fees (i.e., attorney, auditors and filing agents) in connection with the preparation and filing of such reports and we currently anticipate such costs to range from $30,000 to $50,000 per year. If we are unable to file such reports, we will be delinquent in our filings which could adversely affect the marketability of our shares of common interest.

21. THE FAILURE TO COMPLY WITH THE INTERNAL CONTROL EVALUATION AND CERTIFICATION REQUIREMENTS OF SECTION 404 OF SARBANES-OXLEY ACT COULD HARM OUR OPERATIONS AND OUR ABILITY TO COMPLY WITH OUR PERIODIC REPORTING OBLIGATIONS.

     As a reporting company under the Exchange Act, we are required to comply with the internal control evaluation and certification requirements of Section 404 of the Sarbanes-Oxley Act of 2002. We are in the process of further determining whether our existing internal controls over financial reporting systems are compliant with Section 404. This process may divert internal resources and may take a significant amount of time, effort and expense to complete. If it is determined that we are not in compliance with Section 404, we may be required to implement new internal control procedures and reevaluate our financial reporting. We may experience higher than anticipated operating expenses as well as outside auditor fees during the implementation of these changes and thereafter. Further, we may need to hire qualified personnel or consultants in order for us to be compliant with Section 404. If we are unable to implement these changes effectively or efficiently, it could harm our operations, financial reporting or financial results and could result in our being unable to obtain an unqualified report on internal controls from our independent auditors, which could adversely affect our ability to comply with our periodic reporting obligations under the Exchange Act.

                          SALES AND MARKETING STRATEGY

GENERALLY

     Our objective is to become a leading provider of web design services for small to medium-sized businesses. Key elements of our strategy include:

     Continuing to Target the Small and Medium-Sized Business Market Segment. We believe the small and medium-sized business market offers us the best opportunity to continue building a leading national web services company. We believe this is an attractive market because it is large and because these businesses need a comprehensive, affordable solution to their web design services requirements. Our web design services meet critical business needs of these businesses that they often do not have the time, resources, or technical skills to fulfill themselves.

     Developing or Acquiring Complementary Services and Technologies. We market and sell web services that are essential to an effective Internet presence such as local and regional lead generation, search engine optimization, web site search tools, affiliate marketing networks, and web analytics. While we intend to provide many of these services through our relationships with other vendors or contractors, we will seek opportunities to internally develop some or all of these services and products.

     Expanding our Distribution Channels. To sell our web services and products cost efficiently, we plan to establish strategic marketing relationships with organizations that have strong brand recognition with small and medium-sized businesses. We also plan to undertake marketing and sales activities so that a larger proportion of our customers are acquired through increased direct sales and new reseller programs.

     Selling Additional Services and Products to Existing Customers. As customers build their Internet presence, we believe that we can demonstrate the value of the additional premium services and products we offer, which can increase our average revenue per customer and improve our revenue growth. For example, we can provide paid search and e- commerce capabilities to our current customers' web sites, enabling additional sources of revenue for them while also contributing to a measurable return on their investment.

     Strengthening Customer Retention. We are dedicated to enhancing customer retention and building lasting relationships with our customers. We believe it is critical to customer retention to target small and medium-sized businesses that already understand the value of the Internet to their success. Improving customer retention also requires maximizing customer loyalty. Therefore, we are focused on customer satisfaction, consistent communication, web service and product enhancements, and high quality customer service. Additionally, we believe that by educating our existing and prospective customers about the value of our services to their businesses we can build lasting customer relationships.

SHARE OF MARKET

     The web design services market is an extremely competitive and price-sensitive sector and it is difficult to determine our expected market share in this market. However, due to the vast size of this market in Canada and the United States, our market share will likely be less than one percent.

COMPLIANCE WITH GOVERNMENT REGULATION

     We do not believe that any current government regulations will have a material impact on the way we conduct our business.

RESEARCH AND DEVELOPMENT EXPENDITURES

     We have not incurred any other research or development expenditures since our incorporation.

EMPLOYEES

     As of September 7, 2011 and November 30, 2011, we had seven (7) independent contractors selling our services on a commission basis. In addition, we had one
(1) part time administrative person who also assists in sales, who is paid a monthly salary of $1,000. As our business develops, we expect to develop a compensation program for all of our personnel, subject to the approval by our Board of Directors. We further expect that the specific direction, emphasis and components of an executive compensation program will evolve. Factors that may affect our compensation policies include the hiring of full-time employees, converting our independent contractors to employees, our future revenue growth and profitability and the increasing complexity of our business operations.

                            UNRESOLVED STAFF COMMENTS

     As of the filing of the Amendment to the Current Report on Form 8-K on November 30, 2011, we had no unresolved staff comments from the Securities and Exchange Commission.

     [As of December 6, 2011, the staff of the Securities and Exchange Commission had made a preliminary review of our previously filed Current Reports on Form 8-K of September 7, 2011 and November 30, 2011 and indicated to us that there may be a potential lack of compliance with the applicable reporting requirements for a Form 8-K if we concluded that we were a shell company. We have concluded that we were a shell company at the time of the reverse merger as defined in the Exchange Act. The staff of the Securities and Exchange Commission also inquired as to how we intended to account for the acquisition of Instant Website Technology, Inc. in future filings. We have been informed by our current auditor that the Instant Website Technology, Inc. acquisition will be accounted for as a reverse acquisition with us being the surviving entity. For accounting purposes, Instant Website Technology, Inc. will be treated as the accounting acquirer and, accordingly, will be presented as the continuing entity. Instant Website Technology, Inc. had commenced business in April 2010. There has been no continuation of the prior business operation of Amwest.]

                                   PROPERTIES

     Our offices are located at 815 John Street, Suite 210K, Evansville, Indiana. We have a Lease Agreement which expires on September 30, 2012 for approximately 140 square feet at a monthly rental of $260. We are responsible, with others, for common area maintenance. We believe that the space is adequate for our current operations and additional space is available, if required, at approximately the same cost and expense.

                                LEGAL PROCEEDINGS

      We are not currently a party to, nor is any of our property currently the subject of, any material legal proceeding. None of the Company's directors, officers or affiliates is involved in a proceeding adverse to our business or has a material interest adverse to our business.

     In the ordinary course of business, we may be from time to time involved in various pending or threatened legal actions. The litigation process is inherently uncertain and it is possible that the resolution of such matters could have a material adverse effect upon our financial condition and/or results of operations.

ITEM 9.01 FINANCIAL SATEMENTS AND EXHIBITS

                        INSTANT WEBSITE TECHNOLOGY, INC.
                              Financial Statements
                   For the Years Ended June 30, 2011 and 2010

                                                                            Page
                                                                            ----
Financial Statements:
  Report of Independent Registered Public Accounting Firm                    22
  Balance Sheet                                                              23
  Statement of Operations                                                    24
  Statement of Changes in Stockholders' Equity                               25
  Statement of Cash Flows                                                    26
  Notes to Audited Financial Statements                                      27

[LOGO]                                                            PETER MESSINEO
                                                     CERTIFIED PUBLIC ACCOUNTANT
                                             1982 OTTER WAY PALM HARBOR FL 34685
                                                                PETER@PM-CPA.COM
                                                   T 727.421.6268 F 727.674.0511
================================================================================

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders:
Instant Website Technology, Inc.
Bradenton, Florida

I have audited the balance sheets of Instant Website Technology, Inc. as of June 30, 2011 and 2010 and the related statement of operations, changes in stockholder's equity, and cash flows for the year ended June 30, 2011 and the period January 14, 2010 (date of inception) through June 30, 2010. These financial statements are the responsibility of the Company's management. My responsibility was to express an opinion on these financial statements based on my audits.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements were free of material misstatement. The Company was not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that were appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provide a reasonable basis for my opinion.

In my opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Instant Website Technology, Inc. as of June 30, 2011 and 2010, and the results of its operations and its cash flows for the year ended June 30, 2011 and for the period January 14, 2010 (date of inception) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.


/s/ Peter Messineo, CPA
---------------------------------
Peter Messineo, CPA
Palm Harbor, Florida
November 16, 2011

                        Instant Website Technology, Inc.
                                 Balance Sheets

                                                            June 30,             June 30,
                                                              2011                 2010
                                                           ----------           ----------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                $   19,885           $       --
                                                           ----------           ----------
      TOTAL CURRENT ASSETS                                     19,885                   --
                                                           ----------           ----------
Property and equipment, net of accumulated
 depreciation of $161 and $0, respectively                      1,771                   --
Intangible assets, net of accumulated
 Amortization of $137,500 and $0, respectively                612,500                   --

                                                           ----------           ----------

      TOTAL ASSETS                                         $  634,156           $       --
                                                           ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                    $       --           $       --
  Loans from shareholder                                       10,046                   --
                                                           ----------           ----------
      TOTAL CURRENT LIABILITIES                                10,046                   --
                                                           ----------           ----------
      TOTAL LIABILITIES                                        10,046                   --
                                                           ----------           ----------

STOCKHOLDERS' EQUITY
  Common stock: 10,000,000 authorized; $0.001 par
   value 21,060,043 and 0 shares issued and
   outstanding, respectively                                   21,060                   --
  Additional paid in capital                                  768,940                   --
  Accumulated deficit                                        (165,890)                  --
                                                           ----------           ----------
      TOTAL STOCKHOLDERS' EQUITY                              624,110                   --
                                                           ----------           ----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  634,156           $       --
                                                           ==========           ==========


       See auditor's report and notes to the audited financial statements

                        Instant Website Technology, Inc.
                             Statements of Operation

                                                               For the Period
                                                              January 14, 2010
                                          For the Year       (date of inception)
                                             Ended                through
                                            June 30,              June 30,
                                              2011                  2010
                                          ------------          ------------
REVENUES                                  $    489,140          $         --
                                          ------------          ------------
OPERATING EXPENSES
  Marketing and sales
  Compensation                                  35,275                    --
  Professional                                  70,771                    --
  General and administrative                   122,339                    --
  Research and development                     288,984                    --
  Depreciation and amortization                137,661                    --
                                          ------------          ------------
TOTAL OPERATING EXPENSES                       655,030                    --
                                          ------------          ------------

NET LOSS                                  $   (165,890)         $         --
                                          ============          ============

Basic and diluted loss per share          $      (0.01)         $         --
                                          ============          ============
Weighted average number of
 shares outstanding                         16,481,224                    --
                                          ============          ============


       See auditor's report and notes to the audited financial statements

                        Instant Website Technology, Inc.
                        Statement of Stockholders' Equity

                                        Common Stock                Additional
                                   -----------------------           Paid in         Accumulated
                                   Shares           Amount           Capital           Deficit            Total
                                   ------           ------           -------           -------            -----
Balance as of January 14, 2010            --      $        --      $        --       $        --       $        --
                                 -----------      -----------      -----------       -----------       -----------
Common shares issued:
  July 26, 2011, to founders
   for cash                       18,000,000           18,000            7,000                              25,000
  August 1, 2010in exchange
   for technology, at $.25
   per share                       3,000,000            3,000          747,000                             750,000
  October 8, 2011, for cash,
   at $.25 per share                  40,000               40            9,960                              10,000
  October 8, 2011, for cash,
   at $.25 per share                  20,043               20            4,980                               5,000

Net loss                                                                                (165,890)         (165,890)
                                 -----------      -----------      -----------       -----------       -----------

Balance, June 30, 2011            21,060,043      $    21,060      $   768,940       $  (165,890)      $   624,110
                                 ===========      ===========      ===========       ===========       ===========


       See auditor's report and notes to the audited financial statements

                        Instant Website Technology, Inc.
                            Statements of Cash Flows

                                                                                 For the Period
                                                                                January 14, 2010
                                                             For the Year     (date of inception)
                                                                Ended               through
                                                               June 30,             June 30,
                                                                 2011                 2010
                                                              ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss)                                                  $ (165,890)          $       --
  Adjustment to reconcile Net Income to net
   cash provided by operations:
     Depreciation and amortization                               137,661                   --
  Changes in assets and liabilities:
     Accounts payable and accrued expenses                            --                   --
     Advances by shareholder                                      10,046                   --
                                                              ----------           ----------
           NET CASH USED IN OPERATING ACTIVITIES                 (18,183)                  --
                                                              ----------           ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                                           (1,932)                  --
                                                              ----------           ----------
           NET CASH USED IN INVESTING ACTIVITIES                  (1,932)                  --
                                                              ----------           ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock for cash                               40,000                   --
                                                              ----------           ----------
           NET CASH PROVIDED BY FINANCING ACTIVATES               40,000                   --
                                                              ----------           ----------

Net increase (decrease) in cash and cash equivalents              19,885                   --
Cash and cash equivalents, beginning of period                        --                   --
                                                              ----------           ----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                      $   19,885           $       --
                                                              ==========           ==========
Supplemental Cash Flow Information:
  Cash paid for interest                                      $       --           $       --
                                                              ==========           ==========
  Cash paid for taxes                                         $       --           $       --
                                                              ==========           ==========
Non-cash transactions:
  Issuance of shares for intangible assets                    $  750,000           $       --
                                                              ==========           ==========


       See auditor's report and notes to the audited financial statements

                        INSTANT WEBSITE TECHNOLOGY, INC.
                        Notes to the Financial Statements
                        For the Years Ended June 30, 2011

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS
Instant Website Technology, Inc. ("ITWI" or the "Company") was incorporated in the State of Nevada on January 14, 2010 and commenced business on July 26, 2010. ITWI's primary business is providing relationship building tools and processes that help any business cultivate profitable relationships with customers, all through web based solutions. ITWI provides internet marketing through turnkey solutions, primarily through its website: MyRestaurantWeb.com. MyRestaurantWeb.com strives to provide powerful web presence technology to businesses that rely on customer communication and interactivity with their web properties.

BASIS OF PRESENTATION
The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles ("GAAP") of the United States. In the opinion of management, these financial statements include all adjustments necessary in order to make them not misleading.

USE OF ESTIMATES
The Financial Statements have been prepared in conformity with U.S. GAAP, which requires using management's best estimates and judgments where appropriate. These estimates and judgments affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ materially from these good faith estimates and judgments.

FINANCIAL INSTRUMENTS
The Company's balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

Financial Accounting Standards Board (FASB) Accounting Standards Codification
(ASC) 820 "Fair Value Measurements and Disclosures" (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

* Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

* Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

* Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2011. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments.

The Company applied ASC 820 for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The adoption of ASC 820 for non-financial assets and liabilities did not have a significant impact on the Company's financial statements.

As of June 30, 2011 the fair values of the Company's financial instruments approximate their historical carrying amount.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes all cash deposits and highly liquid financial instruments with a maturity of three months or less.

ACCOUNTS RECEIVABLE, CREDIT
The Company currently supplies their web solutions on a monthly basis, billing on the month of services and collection on customer accounts through credit cards or direct payments. The Company does not issue credit on services provided, therefore there are no accounts receivable. No allowance for doubtful accounts is considered necessary to be established for amounts that may not be recoverable, since there has been no credit issued.

SOFTWARE DEVELOPMENT COSTS AND CAPITAL TECHNOLOGY
The Company accounts for software development costs in accordance with several accounting pronouncements, including FASB ASC 730, Research and Development, FASB ASC 350-40, Internal-Use Software, FASB 985-20, Costs of Computer Software to be Sold, Leased, or Marketed and FASB ASC 350-50, Website Development Costs. The Company has capitalized the cost of the technology license purchased from an unrelated third party. At the time of purchase the technology was available to be marketed. As such additional costs to customize, modify and betterment to the existing product was charged to expense as it was incurred

Capitalized software costs are stated at cost. The estimated useful life of costs capitalized is evaluated for each specific project and is currently being amortized over five years. Amortization is computed on a straight line basis. The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the amortization period or the unamortized balance is warranted. Based upon its most recent analysis, the Company believes that no impairment of the proprietary software existed at June 30, 2011.

LONG-LIVED ASSETS AND INTANGIBLE PROPERTY:
Long-lived assets such as property, equipment and identifiable intangibles are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are recognized based on the fair value of the asset. The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets. The Company did not recognize any impairment losses for any periods presented.

SHARE-BASED PAYMENTS
Share-based payments to employees, including grants of employee stock options are recognized as compensation expense in the financial statements based on their fair values, in accordance with FASB ASC Topic 718. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period). The Company had no common stock options or common stock equivalents granted or outstanding for all periods presented. The company may issue shares as compensation in the future periods for employee services.

The Company may issue restricted stock to consultants for various services. Cost for these transactions will be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The value of the common stock is to be measured at the earlier of (i) the date at which a firm commitment for performance by the counterparty to earn the equity instruments is reached or (ii) the date at which the counterparty's performance is complete. The company has issue shares as compensation in the future period for services associated with the registration of the common shares.

REVENUE RECOGNITION
The Company recognizes revenue on arrangements in accordance with FASB ASC No. 605, Revenue Recognition. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability is reasonably assured.

Consideration for future services are made by customers in advance of those services being provided. All accounts are currently on a month to month service, therefore revenue is recognized ratably over the period that the services are subscribed, the current month. The Company does not offer annual or other term agreements; therefore there is no unearned portion or deferral of revenue. Services are billed in advance of the period those services are provided.

The Company has not issued guarantees or other warrantees on the advertising subscription success or results. The Company has not experienced any refund requests or committed to any adjustments for terminated subscriptions. The Company does not believe that there is any required liability.

The Company has sold their bundled platform to two customers during the period ended June 30, 2011. These sales were without recourse. There were no provisions for licensing terms, modifications, training or other post service contract arrangements. Since sale was final, revenue was recognized on delivery.

ADVERTISING
The costs of advertising are expensed as incurred. Advertising expense was $0 for the year ended June 30, 2011. Advertising expenses, when incurred are to be included in the Company's operating expenses.

RESEARCH AND DEVELOPMENT
The Company expenses research and development costs when incurred. Research and development costs include engineering and testing of product and outputs. Indirect costs related to research and developments are allocated based on percentage usage to the research and development. Research and development costs were $288,984 for the year ending June 30, 2011.

INCOME TAXES
The Company accounts for income taxes under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") No. 740, Income Taxes ("ASC 740"). Under ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

EARNINGS (LOSS) PER SHARE
Basic earnings (loss) per share calculations are determined by dividing net income (loss) by the weighted average number of shares outstanding during the year. Diluted earnings (loss) per share calculations are determined by dividing net income (loss) by the weighted average number of shares. The Company does not have any potentially dilutive instruments and, thus, anti-dilution issues are not applicable.

2. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic
820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", which is intended to improve comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. generally accepted accounting principles and International Financial Reporting Standards. This standard clarifies the application of existing fair value measurement requirements including (1) the application of the highest and best use valuation premise, (2) the methodology to measure the fair value of an instrument classified in a reporting entity's shareholders' equity, (3) disclosure requirements for quantitative information on Level 3 fair value measurements and (4) guidance on measuring the fair value of financial instruments managed within a portfolio. In addition, the standard requires additional disclosures of the sensitivity of fair value to changes in unobservable inputs for Level 3 securities. This standard is effective for interim and annual reporting periods ending on or after December 15, 2011. The adoption of this guidance is not expected to have a significant impact on the Company's financial statements.

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income", which requires that comprehensive income be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard also requires entities to disclose on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net earnings. This standard no longer allows companies to present components of other comprehensive income only in the statement of equity. This standard is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of this guidance is not expected to have a significant impact on the Company's financial statements other than the prescribed change in presentation.

Except for rules and interpretive releases of the SEC under authority of federal securities laws and a limited number of grandfathered standards, the FASB Accounting Standards Codification(TM) ("ASC") is the sole source of authoritative GAAP literature recognized by the FASB and applicable to the Company. Management has reviewed the aforementioned rules and releases and believes any effect will not have a material impact on the Company's present or future financial statements.

3. CAPITALIZED ASSETS

PROPERTY AND EQUIPMENT consists of the following, as of June 30:

                                                       2011            2010
                                                     --------        --------
Computer equipment                                   $  1,932        $     --
Less accumulated depreciation                             161              --
                                                     --------        --------
                                                     $  1,771        $     --
                                                     ========        ========

Depreciation expense was $161 and $0 for the year ended June 30, 2011 and for the period January 14, 2010 (date of inception) through June 30, 2010, respectively.

INTANGIBLE ASSETS
The Company has capitalized the cost of acquiring their technology for internal and external use. The purchase price was valued at the agreed upon price with the unrelated party. Acquired software costs consist of the following, as of June 30:

                                                     June 30,       December 31,
                                                       2011            2009
                                                     --------        --------
Software: Asset Central                              $750,000        $     --
Less accumulated amortization                         137,500              --
                                                     --------        --------
                                                     $612,500        $     --
                                                     ========        ========

Future amortization:
  2012                                                               $150,000
  2013                                                                150,000
  2014                                                                150,000
  2015                                                                150,000
  2016 and thereafter                                                  12,500
                                                                     --------
                                                                     $612,500
                                                                     ========

Amortization expense was $137,500 and $0 for the year ended June 30, 2011 and for the period January 14, 2010 (date of inception) through June 30, 2010, respectively.

4. INCOME TAXES

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting basis and the tax basis of the assets and liabilities and are measured using enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized.

The Company has not recognized an income tax benefit for its operating losses generated from operations, based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the periods presented is offset by a valuation allowance established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

Deferred tax assets resulted from the net operating losses generated by the Company. The Company provides for income taxes, for the periods ended June 30, is as follows:

                                                       2011              2010
                                                     --------          --------
CURRENT PROVISION
  Income tax provision (benefit) at
   statutory rate                                    $(56,400)         $     --
  State income tax expense (benefit),
   net of federal benefit                              (6,100)               --
                                                     --------          --------
subtotal                                              (62,500)               --
Valuation allowance                                    62,500                --
                                                     --------          --------
                                                     $     --          $     --
                                                     ========          ========

Under the Internal Revenue Code of 1986, as amended, these losses can be carried forward twenty years. As of June 30, 2011 the Company has no net operating loss carry forwards, as the Company commenced operations during the year ended June 30, 2011.

The Company is currently open to audit under the statute of limitations by the Internal Revenue Service for the short year ending June 30, 2010 (year of inception). The Company recognizes interest and penalties related to income taxes in income tax expense. The Company had incurred no penalties and interest for the years ended June 30, 2011.

5. RELATED PARTY TRANSACTIONS

LOANS FROM SHAREHOLDER
In support of the Company's efforts and cash requirements, it is relying on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. Amounts represent advances or amounts paid in satisfaction of certain liabilities as they come due. The advances are considered temporary in nature and have not been formalized by a promissory note. Notes are considered payable on demand and is non-interest bearing. The Company owed $10,046 and $0 to its majority shareholder as of June 30, 2011 and 2010, respectively. No interest has been accrued or imputed on these debts, as management believes that interest expense would be immaterial.

The majority shareholder has pledged his support to fund continuing operations; however there is no written commitment to this effect. The Company is dependent upon the continued support of this member.

The Company does not have employment contracts with its key employees, including the majority shareholder who is the Chief Executive and Chief Technical Officer.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

6. EQUITY

The total number of shares of capital stock which the Company shall have authority to issue is one hundred million (100,000,000) common shares with a par value of $.01, of which 48,400,000 have been issued to founders. The Company intends to issue additional shares in an effort to raise capital to fund its operations. Common shareholders will have one vote for each share held.

No holder of shares of stock of any class is entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

The Company is currently engaged in the registration of its equity, for the purpose of raising cash through the issuance of common shares. Subsequent to the year-end an additional 2 million shares were issued to investors for cash. The Company through its proposed equity raise anticipates issuing an additional 2 million shares.

There are no preferred shares authorized or outstanding. There have been no warrants or options issued or outstanding.

7. COMMITMENTS

The Company utilizes space provided by the majority shareholder without charge. Rent was $0 for all periods presented.

8. CONTINGENCIES

Some of the officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities that become available. They may face a conflict in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

From time to time the Company may become a party to litigation matters involving claims against the Company. Management believes that there are no current matters that would have a material effect on the Company's financial position or results of operations.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events and is not aware of any significant events that occurred subsequent to the balance sheet date but prior to the issuance of this report on November 16, 2011 that should be disclosed.

                              FINANCIAL STATEMENTS

                           AMWEST IMAGING INCORPORATED

                                Table of Contents

                                                                            PAGE
                                                                            ----

BALANCE SHEETS                                                                36

STATEMENTS OF OPERATIONS                                                      37

STATEMENS OF STOCKHOLDERS' EQUITY                                             38

STATEMENTS OF CASH FLOWS                                                      39

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS                 40

                           AMWEST IMAGING INCORPORATED
                    (Previously a Development Stage Company)
                            Condensed Balance Sheets

                                                                       November 30,        February 28,
                                                                          2011                 2011
                                                                       ----------           ----------
                                                                       (unaudited)           (audited)
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                            $   44,461           $   20,067
                                                                       ----------           ----------
      TOTAL CURRENT ASSETS                                                 44,461               20,067
                                                                       ----------           ----------
Property and equipment, net of accumulated
 depreciation of $276 and $0, respectively                                  1,656                   --
Intangible assets, net of accumulated
 amortization of $200,000 and $0, respectively                            550,000                   --
                                                                       ----------           ----------

      TOTAL ASSETS                                                     $  596,117           $   20,067
                                                                       ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                     $       --           $      297
  Loans from shareholder                                                   93,143                   --
                                                                       ----------           ----------
      TOTAL CURRENT LIABILITIES                                            93,143                  297
                                                                       ----------           ----------

STOCKHOLDERS' EQUITY
  Preferred stock: 5,000,000 authorized; $0.001 par value
   0 shares issued and outstanding                                             --                   --
  Common stock: 595,000,000 authorized; $0.001 par value
   495,560,000 and 338,000,000 shares issued and outstanding*             495,560              338,000
  Additional paid in capital                                              260,335             (289,000)
  Accumulated deficit                                                    (252,921)             (29,230)
                                                                       ----------           ----------
      TOTAL STOCKHOLDERS' EQUITY                                          502,974               19,770
                                                                       ----------           ----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $  596,117           $   20,067
                                                                       ==========           ==========

----------
* retroactively restated for 26:1 forward stock split effective November 7, 2011.


           The accompanying notes are an integral part of the interim condenses financial statements.

                           AMWEST IMAGING INCORPORATED
                    (Previously a Development Stage Company)
                   Unaudited Condensed Statements of Operation
      For the Three and Nine Month Period Ended November 30, 2011 and 2010

                                             For the Three Months Ended              For the Nine Months Ended
                                                    November 30,                            November 30,
                                          --------------------------------        --------------------------------
                                              2011                2010                2011                2010
                                          ------------        ------------        ------------        ------------
REVENUES                                  $     55,213        $         --.       $    560,066        $         --
                                          ------------        ------------        ------------        ------------
OPERATING EXPENSES
  Marketingandsales                                 --                  --               6,650                  --
  Compensation                                   4,000                  --              35,275                  --
  Professionalandconsulting                     64,030                  --             108,753                  --
  Generalandadministrative                      46,182               2,150              98,513               2,989
  Researchanddevelopment                        14,535                  --             363,520                  --
  Depreciationandamortization                   37,569                  --             200,276                  --
                                          ------------        ------------        ------------        ------------
TOTAL OPERATING EXPENSES                       166,316               2,150             812,987               2,989
                                          ------------        ------------        ------------        ------------

NET LOSS                                  $   (111,103)       $     (2,150)       $   (252,921)       $     (2,989)
                                          ============        ============        ============        ============

Basic and diluted loss per share          $      (0.00)       $      (0.00)       $      (0.00)       $      (0.00)
                                          ============        ============        ============        ============
Weighted average number of
 Shares Outstanding*                       483,440,000         234,000,000         386,127,418         234,000,000
                                          ============        ============        ============        ============

----------
* retroactively restated for 26:1 forward stock split effective November 7, 2011.


           The accompanying notes are an integral part of the interim condenses financial statements.

                           AMWEST IMAGING INCORPORATED
                    (Previously a Development Stage Company)
              Unaudited Condensed Statement of Stockholder's Equity
               From inception (April 7, 2010) to November 30, 2011

                                                        Common Stock*            Additional
                                                  ------------------------        Paid in      Accumulated
                                                  Shares            Amount        Capital        Deficit        Total
                                                  ------            ------        -------        -------        -----
BALANCE AS OF APRIL 07, 2010                             --       $      --      $      --      $      --      $     --
                                               ------------       ---------      ---------      ---------      --------
Common shares issued:
  Cash, April 9, 2010, $.001 per share          234,000,000         234,000       (225,000)                       9,000
  Cash, December 28, 2010, $.01 per share       104,000,000         104,000        (64,000)                      40,000

Net loss                                                                                          (29,230)      (29,230)
                                               ------------       ---------      ---------      ---------      --------
BALANCE AS OF FEBRUARY 28, 2011                 338,000,000         338,000       (289,000)       (29,230)       19,770

Common shares issued for acquired
 assets in reverse merger,
 September 7, 2011                              157,560,000         157,560        549,335         29,230       736,125

Net loss (unaudited)                                                                             (252,921)     (252,921)
                                               ------------       ---------      ---------      ---------      --------

BALANCE, NOVEMBER 30, 2011                      495,560,000       $ 495,560      $ 260,335      $(252,921)     $502,974
                                               ============       =========      =========      =========      ========

----------
* retroactively restated for 26:1 forward stock split effective November 7, 2011.


           The accompanying notes are an integral part of the interim condenses financial statements.

                           AMWEST IMAGING INCORPORATED
                    (Previously a Development Stage Company)
                  Unaudited Condensed Statements of Cash Flows
           For the Nine Month Period Ended November 30, 2011 and 2010

                                                                       November 30,
                                                              -------------------------------
                                                                 2011                 2011
                                                              ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                           $ (252,921)          $   (2,989)
  Adjustment to reconcile Net Income to net
   cash provided by operations:
     Depreciation and amortization                               200,276                   --
  Changes in assets and liabilities:
     Accounts receivable                                              --                   --
     Accounts payable and accrued expenses                          (297)               2,184
                                                              ----------           ----------
           NET CASH USED IN OPERATING ACTIVITIES                 (52,942)                (805)
                                                              ----------           ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquistion of property and equipment                            (1,932)                  --
  Development of software                                             --                   --
                                                              ----------           ----------
           NET CASH USED IN INVESTING ACTIVITIES                  (1,932)                  --
                                                              ----------           ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments for security deposits                                      --                   --
  Advances from related parties                                   79,268                   --
  Issuance of common stock                                            --                   --
                                                              ----------           ----------
           NET CASH PROVIDED BY FINANCING ACTIVATES               79,268                   --
                                                              ----------           ----------

Net increase (decrease) in cash and cash equivalents              24,394                 (805)
Cash and cash equivalents, beginning of period                    20,067                2,076
                                                              ----------           ----------

Cash and cash equivalents, end of period                      $   44,461           $    1,271
                                                              ==========           ==========
Supplemental Cash Flow Information
  Cash paid for interest                                      $       --           $       --
                                                              ==========           ==========
  Cash paid for taxes                                         $       --           $       --
                                                              ==========           ==========
Non-cash transactions:
  Net assets acquired through reverse merger                  $  750,000           $       --
                                                              ==========           ==========


           The accompanying notes are an integral part of the interim condenses financial statements.

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                               AMWEST IMAGING INC.
                    (Previously a Development Stage Company)
          NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
                                November 30, 2011


NOTE 1.  BUSINESS DESCRIPTION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS AND ORGANIZATION
Amwest Imaging Incorporated (the "Company"), was incorporated in the State of Nevada on April 7, 2010.

The Company's original principal business objective was to provide document digitization services to businesses. On September 6, 2011, registrant completed the transactions of the Share Exchange Agreement of September 6, 2011, between Amwest Imaging Incorporated, a Nevada corporation, and the shareholders of Instant Website Technology, Inc. ("IWTI"). Accordingly, registrant acquired all of the issued and outstanding shares of Instant Website Technology, Inc., in exchange for the issuance in the aggregate of 6,060,000 shares of common stock of the registrant. As a result of the Share Exchange Agreement, Instant Website Technology Inc., Inc. became a wholly-owned subsidiary of registrant.

Instant Website Technology, Inc.'s primary business is providing relationship building tools and processes that help any business cultivate profitable relationships with customers, all through web-based solutions. These web based solutions were created by the Company specifically for businesses in need of a website and related online marketing tools. The primary component of this web based solution, an on-demand fold out turn-key website for immediate use. The websites designed are highly advanced, niche creations that exceed the needs of small businesses in the target market. All of the websites developed are custom made from the design to the coding used.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS
The accompanying interim condensed financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at November 30, 2011, and for all periods presented herein, have been made.

All subsidiaries of the Company have been consolidated into these statements with intercompany transactions being eliminated.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's February 28, 2011 audited financial statements. The results of operations for the periods ended November 30, 2011 are not necessarily indicative of the operating results for the full years.

USE OF ESTIMATES
The Financial Statements have been prepared in conformity with U.S. GAAP, which requires using management's best estimates and judgments where appropriate. These estimates and judgments affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ materially from these good faith estimates and judgments.

FINANCIAL INSTRUMENTS
The Company's balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

Financial Accounting Standards Board (FASB) Accounting Standards Codification
(ASC) 820 "Fair Value Measurements and Disclosures" (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a

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liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     * Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities
     * Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.
     * Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of November 30, 2011. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments.

As of November 30, 2011 the fair values of the Company's financial instruments approximate their historical carrying amount.

CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes all cash deposits and highly liquid financial instruments with a maturity of three months or less.

ACCOUNTS RECEIVABLE, CREDIT
The Company currently supplies their web solutions on a monthly basis, billing on the month of services and collection on customer accounts through credit cards or direct payments. The Company does not issue credit on services provided, therefore there are no accounts receivable. No allowance for doubtful accounts is considered necessary to be established for amounts that may not be recoverable, since there has been no credit issued.

SOFTWARE DEVELOPMENT COSTS AND CAPITAL TECHNOLOGY
The Company accounts for software development costs in accordance with several accounting pronouncements, including FASB ASC 730, Research and Development, FASB ASC 350-40, Internal-Use Software, FASB 985-20, Costs of Computer Software to be Sold, Leased, or Marketed and FASB ASC 350-50, Website Development Costs. The Company has capitalized the cost of the technology license purchased from an unrelated third party. At the time of purchase the technology was available to be marketed. As such additional costs to customize, modify and betterment to the existing product was charged to expense as it was incurred

Capitalized software costs are stated at cost. The estimated useful life of costs capitalized is evaluated for each specific project and is currently being amortized over five years. Amortization is computed on a straight line basis. The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the amortization period or the unamortized balance is warranted. Based upon its most recent analysis, the Company believes that no impairment of the proprietary software existed at November 30, 2011.

LONG-LIVED ASSETS AND INTANGIBLE PROPERTY:
Long-lived assets such as property, equipment and identifiable intangibles are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are recognized based on the fair value of the asset. The fair value is determined based on estimates of future cash flows, market value

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
of similar assets, if available, or independent appraisals, if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets. The Company did not recognize any impairment losses for any periods presented.

SHARE-BASED PAYMENTS
Share-based payments to employees, including grants of employee stock options are recognized as compensation expense in the financial statements based on their fair values, in accordance with FASB ASC Topic 718. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period). The Company had no common stock options or common stock equivalents granted or outstanding for all periods presented. The company may issue shares as compensation in the future periods for employee services.

The Company may issue restricted stock to consultants for various services. Cost for these transactions will be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The value of the common stock is to be measured at the earlier of (i) the date at which a firm commitment for performance by the counterparty to earn the equity instruments is reached or (ii) the date at which the counterparty's performance is complete. The company has issue shares as compensation in the future period for services associated with the registration of the common shares.

REVENUE RECOGNITION
The Company recognizes revenue on arrangements in accordance with FASB ASC No. 605, Revenue Recognition. In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability is reasonably assured.

Consideration for future services are made by customers in advance of those services being provided. All accounts are currently on a month to month service; therefore revenue is recognized ratably over the period that the services are subscribed, the current month. The Company does not offer annual or other term agreements; therefore there is no unearned portion or deferral of revenue. Services are billed in advance of the period those services are provided.

The Company has not issued guarantees or other warrantees on the advertising subscription success or results. The Company has not experienced any refund requests or committed to any adjustments for terminated subscriptions. The Company does not believe that there is any required liability.

The Company has sold their bundled platform to two customers during the period ended November 30, 2011. These sales were without recourse. There were no provisions for licensing terms, modifications, training or other post service contract arrangements. Since sale was final, revenue was recognized on delivery.

ADVERTISING
The costs of advertising are expensed as incurred. Advertising expense was $0 for the nine months ended November 30, 2011 and 2010. Advertising expenses, when incurred are to be included in the Company's operating expenses.

RESEARCH AND DEVELOPMENT
The Company expenses research and development costs when incurred. Research and development costs include engineering and testing of product and outputs. Indirect costs related to research and developments are allocated based on percentage usage to the research and development. Research and development costs were $14,535, $0, $363,520 and $0 for the three and nine months ending November 30, 2011.

INCOME TAXES
The Company accounts for income taxes under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") No. 740, Income Taxes ("ASC 740"). Under ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in

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
which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

EARNINGS (LOSS) PER SHARE
Basic earnings (loss) per share calculations are determined by dividing net income (loss) by the weighted average number of shares outstanding during the year. Diluted earnings (loss) per share calculations are determined by dividing net income (loss) by the weighted average number of shares. The Company does not have any potentially dilutive instruments and, thus, anti-dilution issues are not applicable.

NOTE 2. GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. As of November 30, 2011, the Company has an Accumulated Deficit.

NOTE 3. RECENT ACCOUNTING PRONOUNCEMENTS

Except for rules and interpretive releases of the SEC under authority of federal securities laws and a limited number of grandfathered standards, the FASB Accounting Standards Codification(TM) ("ASC") is the sole source of authoritative GAAP literature recognized by the FASB and applicable to the Company. Management has reviewed the aforementioned rules and releases and believes any effect will not have a material impact on the Company's present or future consolidated financial statements.

NOTE 4. INCOME TAXES

The Company accounts for income taxes under FASB Codification Topic 740 which requires use of the liability method. Topic 740 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purpose, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

A valuation allowance has been applied against the net deferred tax assets and any provision for tax benefit, due to the uncertainty of its ultimate realization.

NOTE 5. EQUITY TRANSACTIONS

On October 18, 2011, the Board of Directors of the Registrant adopted a resolution effective as of the same date to a forward stock split of the Company's issued and outstanding shares of common stock on a one (1) old for twenty-six (26) new basis, such that its authorized capital has increased from 75,000,000 shares of common stock with a par value of $0.001 to 600,000,000 shares of common stock with a par value of $0.001 and, correspondingly, its

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
issued and outstanding shares of common stock have increased from 19,060,000 shares of common stock to 495,560,000 shares of common stock. Each shareholder's percentage ownership in the Company (and relative voting power) will remain essentially unchanged as a result of the forward split. The resolution provides that fractional shares will be rounded up. The Effective Date of the Forward Split was November 7, 2011. Prior year share information has been retroactively restated for comparative purposes.

SUBSEQUENT EVENTS

On December 12, 2011, the Board of Directors (the "Board") of Amwest Imaging Incorporated, a Nevada Corporation (the "Company") received the resignation of Mr. Jason Gerteisen as the Company's Treasurer.

Effective December 12, 2011, the Board of Directors (the "Board") of the Company, elected Mr. Pat Kadlec as the new Treasurer and Director of the company. Mr. Kadlec will be issued 100,000 common shares of the Company as initial compensation.

PRE APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR

     We have established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Board of Directors has the responsibility to engage and terminate our independent registered public accountants, to pre-approve their performance of audit services and permitted non-audit services and to review with our independent registered public accountants their fees and plans for all auditing services.

     All services provided by and fees paid to Seale and Beers to June 6, 2011 were pre-approved by the Board of Directors. All services to be provided by Peter Messineo are or will be pre-approved.

AUDIT COMMITTEE

     Our board of directors has not established a formal audit committee. In addition, we do not have any other compensation or executive or similar committees. We will not, in all likelihood, establish an audit committee until such time as the Company generates a positive cash flow of which there can be no assurance. We recognize that an audit committee, when established, will play a critical role in our financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. At such time as we establish an audit committee, its additional disclosures with our auditors and management may promote investor confidence in the integrity of the financial reporting process.

     Until such time as an audit committee has been established, the full board of directors will undertake those tasks normally associated with an audit committee to include, but not by way of limitation, the (i) review and discussion of the audited financial statements with management, and (ii) discussions with the independent auditors the matters required to be discussed by the Statement On Auditing Standards No. 61 and No. 90, as may be modified or supplemented.

CODE OF ETHICS

     We have not adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

     There are no reports on Form 8-K incorporated herein by reference.

     We are a reporting company pursuant to the requirements of the Exchange Act and we file quarterly, annual and other reports with the Securities and Exchange Commission. The reports and other information filed by us will be available for inspection and copying at the public reference facilities of the Securities and Exchange Commission, 100 F. Street, N.E., Washington, D.C. 20549.

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
     Copies of such material may be obtained by mail from the Public Reference Section of the Securities and Exchange Commission at 100 F. Street, N.E., Washington, D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. In addition, the Securities and Exchange Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission.

     The following exhibit is filed as part of this Amended Current Report.

     2.1 Share Exchange Agreement of September 6, 2011, by and amount Amwest Imaging and the shareholders of Instant Website Technology, Inc.

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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Amwest Imaging Incorporated


Dated: January 27, 2012                 By: /s/ Jason Gerteisen
                                           ------------------------------
                                           Jason Gerteisen, President


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